SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                        Pharmaceutical HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-92161
                                    333-95805
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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    Item 5.   Other Events

              As of November 14, 2003, ICN Pharmaceuticals, Inc., an underlying constituent of Pharmaceutical HOLDRS, changed its name to Valeant Pharmaceuticals. As of November 14, 2003, 1 share of Valeant Pharmaceuticals was included in each round-lot of 100 Pharmaceutical HOLDRS.

              Mylan Laboratories Inc. announced a 3-for-2 stock split on its common stock payable to shareholders of record as of September 30, 2003. As of October 15, 2003, the share amount of Mylan Laboratories Inc. represented by a round lot of 100 Pharmaceutical HOLDRS was 2.25.

    Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                   99.1 Pharmaceutical HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 7, 2003.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date:  February 2, 2004                      By:      /s/ MITCHELL M. COX
                                                --------------------------------
                                             Name:   Mitchell M. Cox
                                             Title:  Attorney-in-Fact


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

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Pharmaceutical HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 7, 2003.


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